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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05646

New Century Portfolios

(Exact name of registrant as specified in charter)

100 William Street, Suite 200 Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc.      100 William Street, Suite 200       Wellesley, MA 02481

(Name and address of agent for service)

Registrant's telephone number, including area code: (781) 235-7055

Date of fiscal year end:      October 31, 2012

Date of reporting period:    October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital
New Century Balanced
New Century Opportunistic
New Century International
New Century Alternative Strategies

ANNUAL REPORT

Year Ended October 31, 2012

100 William Street, Suite 200, Wellesley MA 02481     781-239-0445 888-639-0102     Fax 781-237-1635

CONTENTS

LETTER TO SHAREHOLDERS	1-3

PERFORMANCE CHARTS	4-8

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	9
Schedule of Investments	10-11
New Century Balanced Portfolio
Portfolio Information	12
Schedule of Investments	13-14
New Century Opportunistic Portfolio
Portfolio Information	15
Schedule of Investments	16-17
New Century International Portfolio
Portfolio Information	18
Schedule of Investments	19-20
New Century Alternative Strategies Portfolio
Portfolio Information	21
Schedule of Investments	22-24
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27-29
Financial Highlights	30-34
Notes to Financial Statements	35-45
Report of Independent Registered Public Accounting Firm	46
Board of Trustees and Officers	47-48
Federal Tax Information	49
About Your Portfolios’ Expenses	50-52
Trustees’ Approval of Investment Advisory Agreements	53-56

LETTER TO SHAREHOLDERS	December 2012

Dear Fellow Shareholders:

We are pleased to present our 23rd Annual Report. The report summarizes the 12-month period ended October 31, 2012. In addition, it presents important financial information for each of the New Century Portfolios. I invite you to visit our website at www.newcenturyportfolios.com for additional information.

As we collect our thoughts on the fiscal year ended October 31, 2012, equity markets are reaching for their 12-month highs. For better or worse, the 15+% return in the equity markets (as measured by the S&P 500 Composite Index) has not been supported by the kind of enthusiasm one might expect from such a robust return. The trailing 12-month period encompassed everything, from the best S&P 500 Index first quarter return since 1998, to heightened levels of volatility that have become all too familiar. Nevertheless, fundamentals prevailed and markets closed the fiscal year at a high point. One might expect the view ahead to be clearer; however, it is muddled with contradictory terms like “headwinds and tailwinds,” “cliffs and slopes,” and “repeals and reforms” that provide nothing but uncertainty to the markets.

Our investment approach continues to be based on thematic investing. As a result, tactical management between asset classes is implemented and based on our perceived current and forward-looking market and economic environments. New Century Management was able to capitalize on a number of the prevailing trends through this approach. At this time last year, equity market valuations were extremely compressed and certain asset classes appeared attractively priced while others seemed fair or overvalued. Our two domestic equity-focused portfolios, New Century Capital and New Century Opportunistic Portfolios, trimmed their international holdings and small/mid cap holdings to increase Portfolio allocations to domestic large-cap equity. Given the mega cap companies’ strong balance sheets and their below historic average P/E ratios, we saw an opportunity to participate in a potential equity rally while maintaining a manageable risk profile through larger, more stable, and attractively priced positions. For the 12-month period ended October 31, 2012, the New Century Capital and New Century Opportunistic Portfolios returned 9.57% and 8.90%, respectively.

Despite the success of this tactical overweight, the New Century Capital and Opportunistic Portfolios trailed their respective benchmarks due mainly to continued exposure to international markets. For the 12-month period ended October 31, 2012, the S&P 500 Composite Index (representing large-cap domestic equities) returned 15.21% versus the MSCI EAFE Index (representing international equities) return of 4.61% and the Russell 3000 Growth Index return of 12.76%. Although a detractor in the most recent fiscal year, we believe international equity exposure may help the Portfolios outperform in the long run.

New Century International Portfolio returned 4.60% for the 12-month period ended October 31, 2012. The ever-present economic and debt problems facing the European Union, and the likely effect it could have on emerging markets, as well as a slowing global marketplace, weighed heavily on international markets. While the U.S. economy showed modest signs of improvement in terms of GDP, unemployment, and corporate earnings, international economies struggled to stay above water. Knowing the hurdles facing the European Union economies, we actively trimmed from some of the Portfolio’s developed international positions. Emerging market economies, however, remained attractive, especially from a long-term investment perspective. We continue to favor North America (Canada) and several emerging economies. We believe a tactical overweight to emerging markets versus developed international markets provides investors with the best position to profit from a recovering global economy, when that recovery occurs. Unfortunately, for the 12-month period ended October 31, 2012, emerging markets (as measured by the MSCI EM Index) performed slightly lower than the developed international markets, returning 2.63% as compared to the MSCI EAFE Index returning 4.61%. Within New Century International Portfolio, we have maintained an underweight position in European issuers relative to the MSCI EAFE. Our ongoing approach to Europe has been to avoid the periphery countries that drive headline news. Our focus instead is to be overweight relative to the MSCI EAFE in the core countries such as Germany and those that are not necessarily as strongly tied to the European Union, such as Switzerland and the Nordic region. Until further clarity on the European economic crisis is available, we view the region as a less-than-favorable risk/reward option when compared with other global economies.

While domestic equities rewarded investors for the risk premium, fixed income markets performed as expected given the low interest rate environment. Achieving yield and total return was more challenging than in recent years when interest rates were declining. At the end of 2011, credit spreads on corporate bonds and high-yield bonds were more attractive than Treasuries. Shocking as it may be, Treasuries were offering negative real rates of return. New Century Alternative Strategies and New Century Balanced Portfolios both had an overweight to non-traditional fixed income sectors such as high-yield bonds, global bonds, and investment grade corporate bonds. When credit spreads tightened as a result of increased investor demand for yield, we took advantage by reducing our high-yield exposure while maintaining a short duration. We also employed multi-sector bond managers to provide alpha and yield relative to Treasuries. The low interest rate environment and the Fed’s consistent position to keep interest rates low until 2014/2015 creates an environment ripe for interest rate risk. Our short duration and non-traditional fixed income asset class bias should allow us to adapt and provide value when markets react. During the most recent fiscal year, the New Century Balanced Portfolio also trimmed international equities in favor of large-cap domestic equities. For the 12-month period ended October 31, 2012, the New Century Balanced Portfolio returned 8.54%.

A theme specific to the New Century Alternative Strategies Portfolio has been investing to protect against potential rising volatility in equity markets. For the 12-month period ended October 31, 2012, the Portfolio returned 5.26% as compared to the Barclays U.S. Intermediate Government/Credit Bond Index return of 4.24% and the Morningstar Multialternative category return of 1.71%. We have made tactical shifts within the Portfolio to help lock in these gains while increasing market hedging. We believe that this is an opportune time to scale back equity correlation and exposure to volatile investments. Over the past year we reduced the volatile Deep Value and correlated Asset Allocation categories, with corresponding increases to Fixed Income and Managed Futures funds, which have very low correlations and volatilities. The Portfolio has also invested in customized structured notes to help further manage volatility. In addition, we have selectively reduced the Portfolio’s exposure to closed-end funds, which can decline rapidly due to the one-two punch of falling equity markets and widening discounts in periods of market stress. In 2012, the Portfolio marked its 10-year anniversary. While many other funds have recently entered the alternative space, the New Century Alternative Strategies Portfolio has provided a diversified and actively managed solution to investing in alternative strategies for over a decade.

Since the end of our fiscal year on October 31, 2012, our country has concluded the Presidential election, which many hoped would provide additional clarity on the future state of our economic environment. In that, we now know which administration will lead the United States for the next four years. We now shift our focus to the looming “fiscal cliff” and our divided Congress. The European and Chinese economies have begun to lead headline news as well. It is in that vein that we are evermore committed to, and of the belief that, a well diversified approach to investing provides the greatest opportunities for success. Uncertainty breeds volatility, and we expect the coming year to provide many challenges to the markets.

John F. Kennedy once said “The Chinese use two brush strokes to write the word ‘crisis’. One brush stroke stands for danger; the other for opportunity. In a crisis, be aware of the danger-but recognize the opportunity.” We thank you for your commitment to and trust in New Century Portfolios as we face market challenges and opportunities.

Sincerely,

Nicole M. Tremblay, Esq. President, CEO	Susan K. Arnold Portfolio Manager	Andre M. Fernandes Portfolio Manager

Wayne M. Grzecki Portfolio Manager	Ronald A. Sugameli Portfolio Manager

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio and opinions expressed herein are subject to change.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Capital Portfolio and S&P 500® Composite Index

	Average Annual Total Returns For Years Ended October 31, 2012
	1 Year	5 Years	10 Years
New Century Capital Portfolio (a)	9.57%	-2.00%	6.36%
S&P 500® Composite Index	15.21%	0.36%	6.91%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment
in New Century Balanced Portfolio, S&P 500® Composite Index and
Barclays U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns For Years Ended October 31, 2012
	1 Year	5 Years	10 Years
New Century Balanced Portfolio (a)	8.54%	0.70%	6.13%
S&P 500® Composite Index	15.21%	0.36%	6.91%
Barclays U.S. Intermediate Government/Credit Bond Index	4.24%	5.59%	4.81%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment
in New Century Opportunistic Portfolio,
Russell 3000 Growth Index and S&P 500® Composite Index

	Average Annual Total Returns For Years Ended October 31, 2012
	1 Year	5 Years	10 Years
New Century Opportunistic Portfolio (a)	8.90%	-1.06%	7.40%
Russell 3000 Growth Index	12.76%	1.90%	7.32%
S&P 500® Composite Index	15.21%	0.36%	6.91%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment
in New Century International Portfolio and MSCI EAFE Index

	Average Annual Total Returns For Years Ended October 31, 2012
	1 Year	5 Years	10 Years
New Century International Portfolio (a)	4.60%	-5.67%	9.51%
MSCI EAFE Index	4.61%	-5.81%	7.73%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment
in New Century Alternative Strategies Portfolio, S&P 500® Composite Index
and Barclays U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns For Years Ended October 31, 2012
	1 Year	5 Years	10 Years
New Century Alternative Strategies Portfolio (a)	5.26%	-0.14%	5.81%
S&P 500® Composite Index	15.21%	0.36%	6.91%
Barclays U.S. Intermediate Government/Credit Bond Index	4.24%	5.59%	4.81%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY CAPITAL PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2012

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Wells Fargo Advantage Growth Fund - Administrator Class	7.6%
iShares S&P 500 Growth Index Fund	7.0%
iShares Core S&P 500 ETF	6.8%
Vanguard Dividend Growth Fund - Investor Shares	6.6%
MFS Growth Fund - Class I	6.5%
BlackRock Equity Dividend Fund - Institutional Shares	6.3%
Vanguard 500 Index Fund - Investor Shares	5.1%
iShares Dow Jones U.S. Energy Sector Index Fund	3.8%
iShares Russell 1000 Index Fund	3.6%
American Funds AMCAP Fund - Class A	3.3%

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2012

INVESTMENT COMPANIES — 99.1%	Shares	Value
Large-Cap Funds — 67.6%
Amana Trust Income Fund	27,471	$923,298
American Funds AMCAP Fund - Class A	138,958	2,920,903
BlackRock Equity Dividend Fund - Institutional Shares	276,693	5,508,967
Columbia Dividend Opportunity Fund - Class A	280,743	2,442,460
Fidelity Strategic Dividend & Income Fund	167,619	2,065,062
Gabelli Asset Fund (The) - Class I	45,334	2,420,842
iShares Core S&P 500 ETF (a)	42,350	5,991,678
iShares Russell 1000 Index Fund (a)	40,000	3,120,000
iShares Russell 1000 Value Index Fund (a)	14,800	1,062,640
iShares S&P 500 Growth Index Fund (a)	80,900	6,118,467
iShares S&P 500 Value Index Fund (a)	44,300	2,893,676
MFS Growth Fund - Class I (b)	116,126	5,712,257
Morgan Stanley Institutional Opportunity Portfolio - Class P (b)	74,956	1,179,064
Vanguard 500 Index Fund - Investor Shares	34,142	4,450,719
Vanguard Dividend Growth Fund - Investor Shares	345,946	5,773,845
Wells Fargo Advantage Growth Fund - Administrator Class (b)	162,934	6,660,756
		59,244,634
Sector Funds — 13.1%
Fidelity Select Health Care Portfolio (b)	18,480	2,638,715
Fidelity Select Utilities Growth Portfolio	37,982	2,202,172
iShares Dow Jones U.S. Energy Sector Index Fund (a)	80,700	3,313,542
PowerShares Dynamic Pharmaceuticals Portfolio (a)	59,300	2,000,189
SPDR Gold Trust (a) (b) (c)	8,000	1,334,880
		11,489,498
International Funds — 8.4%
Aberdeen Emerging Markets Fund - Institutional Class	122,255	1,833,824
First Eagle Global Fund - Class A	12,868	633,605
Harding, Loevner International Equity Portfolio - Institutional Class	128,016	1,939,448
iShares MSCI Emerging Markets Index Fund (a)	40,900	1,681,399
Oppenheimer International Growth Fund - Class Y	44,108	1,306,024
		7,394,300
Mid-Cap Funds — 6.1%
iShares S&P MidCap 400 Growth Index Fund (a)	12,600	1,394,316
iShares S&P MidCap 400 Value Index Fund (a)	31,600	2,673,044
SPDR S&P MidCap 400 ETF Trust (a)	7,200	1,283,400
		5,350,760
Small-Cap Funds — 3.9%
iShares S&P SmallCap 600 Growth Index Fund (a)	21,200	1,733,100
iShares S&P SmallCap 600 Value Index Fund (a)	21,800	1,688,410
		3,421,510

Total Investment Companies (Cost $66,140,593)		$86,900,702

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.4%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09% (d) (Cost $358,471)	358,471	$358,471

Total Investments at Value — 99.5% (Cost $66,499,064)		$87,259,173

Other Assets in Excess of Liabilities — 0.5%		404,502

Net Assets — 100.0%		$87,663,675

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2012

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Loomis Sayles Bond Fund - Institutional Class	7.6%
Templeton Global Bond Fund - Class A	6.9%
First Eagle Global Fund - Class A	6.8%
iShares Core S&P 500 ETF	6.4%
Dodge & Cox Income Fund	5.5%
iShares Dow Jones U.S. Energy Sector Index Fund	5.5%
American Funds AMCAP Fund - Class A	5.5%
Harding, Loevner International Equity Portfolio - Institutional Class	5.2%
SPDR S&P MidCap 400 ETF Trust	4.8%
Loomis Sayles Institutional High Income Fund	4.3%

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2012

INVESTMENT COMPANIES — 99.1%	Shares	Value
Large-Cap Funds — 22.1%
American Funds AMCAP Fund - Class A	173,774	$3,652,720
iShares Core S&P 500 ETF (a)	30,100	4,258,548
iShares Russell 1000 Growth Index Fund (a)	19,600	1,269,100
iShares Russell 1000 Value Index Fund (a)	20,300	1,457,540
Vanguard Dividend Appreciation ETF (a)	26,300	1,549,859
Wells Fargo Advantage Growth Fund - Investor Class (b)	66,140	2,568,868
		14,756,635
Sector Funds — 17.5%
Consumer Staples Select Sector SPDR Fund (a)	76,300	2,700,257
Fidelity Select Health Care Portfolio (b)	6,525	931,680
Fidelity Select Utilities Growth Portfolio	18,182	1,054,173
iShares Dow Jones U.S. Energy Sector Index Fund (a)	89,100	3,658,446
PowerShares Dynamic Food & Beverage Portfolio (a)	57,500	1,132,750
PowerShares Dynamic Pharmaceuticals Portfolio (a)	40,100	1,352,573
SPDR Gold Trust (a) (b) (c)	5,300	884,358
		11,714,237
Government/Corporate Bond Funds — 13.9%
DoubleLine Total Return Bond Fund - Class I	61,635	700,791
Loomis Sayles Bond Fund - Institutional Class	339,668	5,105,213
PIMCO Income Fund - Institutional Class	118,725	1,456,758
Vanguard Intermediate-Term Investment-Grade Fund - Admiral Shares	193,602	2,034,758
		9,297,520
International Funds — 12.0%
First Eagle Global Fund - Class A	91,530	4,506,956
Harding, Loevner International Equity Portfolio - Institutional Class	229,733	3,480,452
		7,987,408
Worldwide Bond Funds — 9.5%
Loomis Sayles Global Bond Fund - Institutional Class	97,476	1,690,238
Templeton Global Bond Fund - Class A	343,457	4,633,236
		6,323,474
High Quality Bond Funds — 7.5%
Calvert Bond Portfolio - Class I	81,195	1,355,965
Dodge & Cox Income Fund	262,327	3,659,455
		5,015,420
High Yield Bond Funds — 5.2%
Loomis Sayles Institutional High Income Fund	371,706	2,903,026
Oppenheimer Senior Floating Rate Fund - Class A	72,464	600,000
		3,503,026
Mid-Cap Funds — 4.8%
SPDR S&P MidCap 400 ETF Trust (a)	17,980	3,204,935

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 99.1%	Shares	Value
Small-Cap Funds — 3.6%
iShares S&P SmallCap 600 Growth Index Fund (a)	12,900	$1,054,575
iShares S&P SmallCap 600 Value Index Fund (a)	17,200	1,332,140
		2,386,715
Convertible Bond Funds — 3.0%
Allianz AGIC Convertible Fund - Institutional Shares	35,798	992,317
Calamos Convertible Fund - Class I	61,112	1,008,957
		2,001,274

Total Investment Companies (Cost $53,877,041)		$66,190,644

MONEY MARKET FUNDS — 1.9%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09% (d) (Cost $1,301,528)	1,301,528	$1,301,528

Total Investments at Value — 101.0% (Cost $55,178,569)		$67,492,172

Liabilities in Excess of Other Assets — (1.0%)		(666,594)

Net Assets — 100.0%		$66,825,578

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2012

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P 500 Growth Index Fund	15.6%
Wells Fargo Advantage Growth Fund - Administrator Class	13.0%
Technology Select Sector SPDR Fund	9.0%
iShares S&P 500 Value Index Fund	7.9%
Brown Advisory Growth Equity Fund - Institutional Shares	7.1%
iShares MSCI Emerging Markets Index Fund	7.0%
SPDR S&P MidCap 400 ETF Trust	5.9%
iShares S&P North American Natural Resources Index Fund	4.3%
Oppenheimer Developing Markets Fund - Class Y Shares	4.1%
Vanguard Growth ETF	4.1%

NEW CENTURY OPPORTUNISTIC PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2012

INVESTMENT COMPANIES — 99.3%	Shares	Value
Large-Cap Funds — 47.7%
Brown Advisory Growth Equity Fund - Institutional Shares (b)	67,658	$969,546
iShares S&P 500 Growth Index Fund (a)	28,200	2,132,766
iShares S&P 500 Value Index Fund (a)	16,500	1,077,780
Vanguard Growth ETF (a)	8,000	561,040
Wells Fargo Advantage Growth Fund - Administrator Class (b)	43,314	1,770,667
		6,511,799
Sector Funds — 25.5%
Fidelity Select Health Care Portfolio (b)	2,813	401,714
Fidelity Select Software & Computer Services Portfolio	1,782	150,802
iShares Dow Jones U.S. Energy Sector Index Fund (a)	10,700	439,342
iShares S&P North American Natural Resources Index Fund (a)	15,300	592,722
PowerShares Dynamic Pharmaceuticals Portfolio (a)	14,700	495,831
SPDR Gold Trust (a) (b) (c)	1,000	166,860
Technology Select Sector SPDR Fund (a)	42,800	1,235,636
		3,482,907
International Funds — 12.3%
Harding, Loevner International Equity Portfolio - Institutional Class	11,052	167,435
iShares MSCI Emerging Markets Index Fund (a)	23,100	949,641
Oppenheimer Developing Markets Fund - Class Y	16,672	564,852
		1,681,928
Mid-Cap Funds — 8.5%
Meridian Growth Fund	7,802	353,650
SPDR S&P MidCap 400 ETF Trust (a)	4,502	802,481
		1,156,131
Small-Cap Funds — 5.3%
Gabelli Small Cap Growth Fund (The) - Class I	13,431	486,458
iShares S&P SmallCap 600 Growth Index Fund (a)	2,900	237,075
		723,533

Total Investment Companies (Cost $10,294,798)		$13,556,298

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09% (d) (Cost $115,177)	115,177	$115,177

Total Investments at Value — 100.1% (Cost $10,409,975)		$13,671,475

Liabilities in Excess of Other Assets — (0.1%)		(15,063)

Net Assets — 100.0%		$13,656,412

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2012

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares MSCI Germany Index Fund	6.1%
Matthews Pacific Tiger Fund - Class I	5.9%
Harding, Loevner International Equity Portfolio - Institutional Class	5.5%
iShares MSCI United Kingdom Index Fund	4.8%
Fidelity Canada Fund	4.7%
iShares S&P Global Energy Sector Index Fund	4.7%
iShares MSCI Switzerland Index Fund	4.6%
iShares MSCI Australia Index Fund	4.5%
iShares S&P Latin America 40 Index Fund	4.4%
Vanguard MSCI Europe ETF	4.4%

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2012

INVESTMENT COMPANIES — 98.8%	Shares	Value
Europe Funds — 29.0%
Columbia European Equity Fund - Class A	188,476	$1,119,549
Franklin Mutual European Fund - Class A	119,663	2,449,499
iShares MSCI Germany Index Fund (a)	152,000	3,486,880
iShares MSCI Sweden Index Fund (a)	58,000	1,605,440
iShares MSCI Switzerland Index Fund (a)	105,600	2,660,064
iShares MSCI United Kingdom Index Fund (a)	156,546	2,736,424
Vanguard MSCI Europe ETF (a)	55,200	2,542,512
		16,600,368
Diversified Funds — 26.5%
Columbia Acorn International Select Fund - Class A	58,584	1,759,871
Harbor International Fund - Institutional Class	16,651	984,255
Harding, Loevner International Equity Portfolio - Institutional Class	208,935	3,165,366
iShares MSCI EAFE Growth Index Fund (a)	20,200	1,144,330
iShares MSCI EAFE Index Fund (a)	17,500	937,475
iShares MSCI EAFE Value Index Fund (a)	21,600	995,760
iShares S&P Global Energy Sector Index Fund (a)	68,700	2,673,804
MFS International Value Fund - Class I	33,847	942,309
Oppenheimer International Growth Fund - Class Y	26,606	787,792
Templeton Institutional Funds - Foreign Smaller Companies Series	101,641	1,804,125
		15,195,087
Asia/Pacific Funds — 21.9%
Fidelity Japan Fund	161,007	1,503,807
iShares FTSE/Xinhua China 25 Index Fund (a)	27,600	1,014,852
iShares MSCI Australia Index Fund (a)	105,800	2,600,564
iShares MSCI Pacific ex-Japan Index Fund (a)	49,700	2,271,290
Matthews Pacific Tiger Fund - Class I	143,625	3,376,628
ProShares Ultra MSCI Japan (a) (b)	34,700	1,788,785
		12,555,926
Americas Funds — 15.6%
Fidelity Canada Fund	50,045	2,704,915
iShares MSCI Canada Index Fund (a)	74,700	2,127,456
iShares MSCI Mexico Investable Market Index Fund (a)	23,600	1,546,508
iShares S&P Latin America 40 Index Fund (a)	60,300	2,548,278
		8,927,157
Emerging Market Funds — 5.8%
iShares MSCI Emerging Markets Index Fund (a)	34,000	1,397,740
Vanguard MSCI Emerging Markets ETF (a)	45,800	1,900,242
		3,297,982

Total Investment Companies (Cost $40,814,651)		$56,576,520

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.3%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09% (c) (Cost $765,540)	765,540	$765,540

Total Investments at Value — 100.1% (Cost $41,580,191)		$57,342,060

Liabilities in Excess of Other Assets — (0.1%)		(75,925)

Net Assets — 100.0%		$57,266,135

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2012

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
MainStay Marketfield Fund - Class I	6.1%
Calamos Market Neutral Income Fund - Class A	5.6%
Touchstone Merger Arbitrage Fund - Institutional Shares	5.2%
First Eagle Global Fund - Class A	5.1%
FPA Crescent Fund	5.0%
Wasatch Long/Short Fund	4.6%
Merger Fund (The)	4.5%
TFS Market Neutral Fund	4.0%
BlackRock Global Allocation Fund - Class A	3.8%
ING Global Real Estate Fund - Class I	3.8%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2012

INVESTMENT COMPANIES — 95.4%	Shares	Value
Long/Short Equity Funds — 18.0%
BlackRock Emerging Markets Long/Short Equity Fund - Institutional Shares	186,567	$1,964,552
MainStay Marketfield Fund - Class I (b)	461,818	7,172,040
TFS Market Neutral Fund	308,079	4,692,048
Wasatch Long/Short Fund (b)	398,654	5,421,694
Weitz Partners III Opportunity Fund - Institutional Class (b)	147,499	1,889,461
		21,139,795
Global Macro Funds — 16.5%
BlackRock Global Allocation Fund - Class A	229,738	4,463,812
First Eagle Global Fund - Class A	120,508	5,933,820
Ivy Asset Strategy Fund - Class A	117,325	2,968,311
John Hancock Global Absolute Return Strategies Fund - Class I (b)	274,887	2,938,542
Mutual Global Discovery Fund - Class Z	100,148	3,011,449
		19,315,934
Arbitrage Funds — 15.8%
Arbitrage Fund (The) - Class I	47,741	607,270
Calamos Market Neutral Income Fund - Class A	513,572	6,512,091
Merger Fund (The)	337,456	5,325,052
Touchstone Merger Arbitrage Fund - Institutional Shares	577,539	6,121,909
		18,566,322
High Yield/Fixed Income Funds — 11.0%
DoubleLine Total Return Bond Fund - Class I	206,214	2,344,653
Forward Credit Analysis Long/Short Fund - Institutional Class	406,455	3,629,646
Ivy High Income Fund - Class A	154,914	1,321,421
Loomis Sayles Institutional High Income Fund	169,128	1,320,889
Templeton Global Bond Fund - Class A	320,318	4,321,091
		12,937,700
Natural Resources Funds — 8.7%
Highbridge Dynamic Commodities Strategy Fund - Select Class	58,443	888,915
JPMorgan Alerian MLP Index ETN (e)	27,000	1,095,390
Market Vectors Gold Miners ETF (a)	27,000	1,426,950
PIMCO CommodityRealReturn Strategy Fund - Class A	265,282	1,788,002
RS Global Natural Resources Fund - Class A (b)	25,870	956,154
SPDR Gold Trust (a) (b) (c)	10,500	1,752,030
SteelPath MLP Select 40 Fund - Institutional Class (b)	120,090	1,310,181
Vanguard Precious Metals and Mining Fund - Investor Shares	56,910	986,824
		10,204,446

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 95.4% (Continued)	Shares	Value
Asset Allocation Funds — 8.7%
Berwyn Income Fund	322,259	$4,318,276
FPA Crescent Fund	204,372	5,820,527
		10,138,803
Real Estate Funds — 7.0%
ING Global Real Estate Fund - Class I	253,843	4,460,020
Vanguard REIT ETF (a)	58,000	3,734,040
		8,194,060
Option Hedged Funds — 4.3%
BlackRock Enhanced Equity Dividend Trust (d)	63,000	466,830
Eaton Vance Enhanced Equity Income Fund II (d)	50,000	544,500
Eaton Vance Risk-Managed Diversified Equity Income Fund (d)	40,000	422,800
Eaton Vance Tax-Managed Buy-Write Opportunities Fund (d)	60,000	758,400
Gateway Fund - Class A	103,530	2,829,480
		5,022,010
Managed Futures Funds — 4.3%
361 Managed Futures Strategy Fund - Class I (b)	170,941	1,786,333
MutualHedge Frontier Legends Fund - Class I	335,457	3,196,907
		4,983,240
Deep Value/Distressed Securities Funds — 1.1%
Fairholme Fund (The)	41,458	1,311,716

Total Investment Companies (Cost $100,071,806)		$111,814,026

STRUCTURED NOTES — 3.9%	Par Value	Value
JPMorgan Chase & Co., Return Note Linked to JPMorgan ETF Efficiente 5 PR Index, due 06/23/2014	$1,500,000	$1,527,150
JPMorgan Chase & Co., Return Note Linked to the JPMorgan Strategic Volatility Dynamic Index (Series 1), due 09/30/2014 (b)	1,500,000	1,398,750
RBC Capital Markets, Absolute Return Barrier Equity Security Linked Note, due 05/15/2014 (b)	1,600,000	1,660,960

Total Structured Notes (Cost $4,600,000)		$4,586,860

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09% (f) (Cost $967,876)	967,876	$967,876

Total Investments at Value — 100.1% (Cost $105,639,682)		$117,368,762

Liabilities in Excess of Other Assets — (0.1%)		(97,074)

Net Assets — 100.0%		$117,271,688

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Closed-end fund.

(e)	Exchange-traded note.

(f)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2012

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$66,499,064	$55,178,569	$10,409,975	$41,580,191	$105,639,682
At value (Note 1A)	$87,259,173	$67,492,172	$13,671,475	$57,342,060	$117,368,762
Dividends receivable	32	15,527	15	24	11,947
Receivable for investment securities sold	500,000	—	—	—	—
Receivable for capital shares sold	4,830	2,175	—	2,465	3,560
Other assets	4,583	3,477	714	2,903	6,107
TOTAL ASSETS	87,768,618	67,513,351	13,672,204	57,347,452	117,390,376

LIABILITIES
Payable for investment securities purchased	—	609,582	—	—	10,858
Payable for capital shares redeemed	606	—	—	12,000	9,854
Payable to Adviser (Note 2)	78,328	59,368	7,520	50,664	78,397
Payable to Distributor (Note 3)	18,200	11,700	3,011	11,800	10,600
Other accrued expenses and liabilities	7,809	7,123	5,261	6,853	8,979
TOTAL LIABILITIES	104,943	687,773	15,792	81,317	118,688

NET ASSETS	$87,663,675	$66,825,578	$13,656,412	$57,266,135	$117,271,688

Net assets consist of:
Paid-in capital	$62,776,231	$55,162,218	$11,915,149	$44,701,161	$114,557,528
Accumulated undistributed net investment income (loss)	(47,114)	182,511	(52,333)	603,122	(32,060)
Accumulated undistributed net realized gains (losses) on investments	4,174,449	(832,754)	(1,467,904)	(3,800,017)	(8,982,860)
Net unrealized appreciation on investments	20,760,109	12,313,603	3,261,500	15,761,869	11,729,080
Net assets	$87,663,675	$66,825,578	$13,656,412	$57,266,135	$117,271,688

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,994,493	4,591,035	1,267,812	4,113,120	9,577,895

Net asset value, offering price and redemption price per share (a)	$17.55	$14.56	$10.77	$13.92	$12.24

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2012

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,255,016	$1,744,301	$154,014	$1,478,540	$2,604,181
Interest	—	—	—	—	17,032
Total investment income	1,255,016	1,744,301	154,014	1,478,540	2,621,213

EXPENSES
Investment advisory fees (Note 2)	893,739	663,253	137,564	584,141	868,343
Distribution costs (Note 3)	210,582	132,214	34,391	134,744	184,040
Accounting fees	38,969	36,654	31,380	35,862	41,614
Administration fees (Note 2)	34,322	27,092	10,519	24,604	42,695
Legal and audit fees	33,304	26,752	11,657	24,728	41,263
Trustees’ fees and expenses (Note 2)	29,384	21,788	4,568	19,212	37,971
Transfer agent fees	21,000	21,000	21,000	21,000	21,000
Custody and bank service fees	16,962	13,573	4,106	12,597	21,856
Insurance expense	7,446	5,374	1,134	5,226	9,761
Postage & supplies	6,819	4,550	2,755	4,549	6,309
Other expenses	9,603	8,608	6,387	8,423	10,629
Total expenses	1,302,130	960,858	265,461	875,086	1,285,481
Less fees reduced by the Adviser (Note 2)	—	—	(59,114)	—	—
Net expenses	1,302,130	960,858	206,347	875,086	1,285,481

NET INVESTMENT INCOME (LOSS)	(47,114)	783,443	(52,333)	603,454	1,335,732

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments	3,780,693	1,615,147	70,664	993,696	2,581,537
Capital gain distributions from regulated investment companies	400,834	396,073	102,594	99,741	654,879
Net change in unrealized appreciation (depreciation) on investments	4,043,331	2,640,566	1,030,199	835,231	1,345,836

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,224,858	4,651,786	1,203,457	1,928,668	4,582,252

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,177,744	$5,435,229	$1,151,124	$2,532,122	$5,917,984

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio		New Century Balanced Portfolio
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income (loss)	$(47,114)	$(240,474)	$783,443	$919,575
Net realized gains from security transactions	3,780,693	7,967,498	1,615,147	991,946
Capital gain distributions from regulated investment companies	400,834	144,757	396,073	79,337
Net change in unrealized appreciation (depreciation) on investments	4,043,331	(3,383,909)	2,640,566	788,079
Net increase in net assets from operations	8,177,744	4,487,872	5,435,229	2,778,937

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	—	—	(828,337)	(941,153)
From net realized gains on security transactions (Note 1E)	(497,600)	—	—	—
Decrease in net assets from distributions to shareholders	(497,600)	—	(828,337)	(941,153)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,037,610	3,892,082	2,998,862	3,406,806
Proceeds from redemption fees collected (Note 1B)	—	—	545	326
Net asset value of shares issued in reinvestment of distributions to shareholders	476,833	—	792,109	901,552
Payments for shares redeemed	(11,132,882)	(13,044,041)	(6,155,077)	(6,443,866)
Net decrease in net assets from capital share transactions	(8,618,439)	(9,151,959)	(2,363,561)	(2,135,182)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(938,295)	(4,664,087)	2,243,331	(297,398)

NET ASSETS
Beginning of year	88,601,970	93,266,057	64,582,247	64,879,645
End of year	$87,663,675	$88,601,970	$66,825,578	$64,582,247

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(47,114)	$—	$182,511	$227,405

CAPITAL SHARE ACTIVITY
Shares sold	119,985	237,739	215,916	246,569
Shares reinvested	29,877	—	59,467	66,437
Shares redeemed	(656,370)	(788,882)	(437,060)	(466,920)
Net decrease in shares outstanding	(506,508)	(551,143)	(161,677)	(153,914)
Shares outstanding, beginning of year	5,501,001	6,052,144	4,752,712	4,906,626
Shares outstanding, end of year	4,994,493	5,501,001	4,591,035	4,752,712

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Opportunistic Portfolio		New Century International Portfolio
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income (loss)	$(52,333)	$(54,968)	$603,454	$434,905
Net realized gains from security transactions	70,664	563,851	993,696	2,781,204
Capital gain distributions from regulated investment companies	102,594	—	99,741	—
Net change in unrealized appreciation (depreciation) on investments	1,030,199	(110,711)	835,231	(8,139,613)
Net increase (decrease) in net assets from operations	1,151,124	398,172	2,532,122	(4,923,504)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	—	—	(434,898)	(374,706)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	618,345	2,342,894	1,830,688	4,989,543
Proceeds from redemption fees collected (Note 1B)	—	39	179	1,213
Net asset value of shares issued in reinvestment of distributions to shareholders	—	—	429,919	370,045
Payments for shares redeemed	(1,342,015)	(1,225,190)	(8,354,017)	(7,747,872)
Net increase (decrease) in net assets from capital share transactions	(723,670)	1,117,743	(6,093,231)	(2,387,071)

TOTAL INCREASE (DECREASE) IN NET ASSETS	427,454	1,515,915	(3,996,007)	(7,685,281)

NET ASSETS
Beginning of year	13,228,958	11,713,043	61,262,142	68,947,423
End of year	$13,656,412	$13,228,958	$57,266,135	$61,262,142

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(52,333)	$—	$603,122	$434,566

CAPITAL SHARE ACTIVITY
Shares sold	57,830	228,401	137,479	335,837
Shares reinvested	—	—	33,852	24,653
Shares redeemed	(127,751)	(124,792)	(624,997)	(539,081)
Net increase (decrease) in shares outstanding	(69,921)	103,609	(453,666)	(178,591)
Shares outstanding, beginning of year	1,337,733	1,234,124	4,566,786	4,745,377
Shares outstanding, end of year	1,267,812	1,337,733	4,113,120	4,566,786

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income	$1,335,732	$1,877,881
Net realized gains from security transactions	2,581,537	1,155,274
Capital gain distributions from regulated investment companies	654,879	559,407
Net change in unrealized appreciation (depreciation) on investments	1,345,836	(2,090,130)
Net increase in net assets from operations	5,917,984	1,502,432

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(1,636,766)	(1,655,004)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,278,169	12,085,063
Proceeds from redemption fees collected (Note 1B)	5,870	618
Net asset value of shares issued in reinvestment of distributions to shareholders	1,604,814	1,628,407
Payments for shares redeemed	(17,739,389)	(34,007,680)
Net decrease in net assets from capital share transactions	(1,850,536)	(20,293,592)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,430,682	(20,446,164)

NET ASSETS
Beginning of year	114,841,006	135,287,170
End of year	$117,271,688	$114,841,006

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(32,060)	$222,877

CAPITAL SHARE ACTIVITY
Shares sold	1,195,574	995,488
Shares reinvested	139,792	134,357
Shares redeemed	(1,492,107)	(2,792,202)
Net decrease in shares outstanding	(156,741)	(1,662,357)
Shares outstanding, beginning of year	9,734,636	11,396,993
Shares outstanding, end of year	9,577,895	9,734,636

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2012	2011		2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.11	$15.41		$13.26	$11.76	$20.68

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)		(0.03)	0.03	0.02
Net realized and unrealized gains (losses) on investments	1.54	0.74		2.21	1.50	(7.94)
Total from investment operations	1.53	0.70		2.18	1.53	(7.92)

Less distributions:
Distributions from net investment income	—	—		(0.03)	(0.03)	(0.14)
Distributions from net realized gains	(0.09)	—		—	—	(0.86)
Total distributions	(0.09)	—		(0.03)	(0.03)	(1.00)

Proceeds from redemption fees collected	—	—		0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$17.55	$16.11		$15.41	$13.26	$11.76

TOTAL RETURN (b)	9.57%	4.54%		16.47%	13.05%	(40.06% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$87,664	$88,602		$93,266	$85,000	$84,119

Ratio of expenses to average net assets (c)	1.46%	1.42%		1.40%	1.41%	1.29%

Ratio of net investment income (loss) to average net assets (c) (d)	(0.05% )	(0.25%	)	(0.20% )	0.27%	0.08%

Portfolio turnover	7%	60%		10%	4%	27%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.59	$13.22	$11.93	$10.54	$16.13

Income (loss) from investment operations:
Net investment income	0.17	0.20	0.15	0.22	0.25
Net realized and unrealized gains (losses) on investments	0.97	0.37	1.30	1.39	(4.69)
Total from investment operations	1.14	0.57	1.45	1.61	(4.44)

Less distributions:
Distributions from net investment income	(0.17)	(0.20)	(0.16)	(0.22)	(0.30)
Distributions from net realized gains	—	—	—	—	(0.85)
Total distributions	(0.17)	(0.20)	(0.16)	(0.22)	(1.15)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	—	—	0.00 (a)

Net asset value, end of year	$14.56	$13.59	$13.22	$11.93	$10.54

TOTAL RETURN (b)	8.54%	4.29%	12.23%	15.57%	(29.46% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$66,826	$64,582	$64,880	$61,578	$62,423

Ratio of expenses to average net assets (c)	1.45%	1.43%	1.44%	1.45%	1.38%

Ratio of net investment income to average net assets (c) (d)	1.18%	1.39%	1.20%	2.07%	1.71%

Portfolio turnover	13%	17%	7%	13%	22%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2012		2011		2010		2009		2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.89		$9.49		$7.97		$7.08		$11.78

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.02)		0.01		(0.05)
Net realized and unrealized gains (losses) on investments	0.92		0.44		1.55		0.88		(4.26)
Total from investment operations	0.88		0.40		1.53		0.89		(4.31)

Less distributions:
Distributions from net investment income	—		—		(0.01)		—		(0.05)
Distributions from net realized gains	—		—		—		—		(0.34)
Total distributions	—		—		(0.01)		—		(0.39)

Proceeds from redemption fees collected	—		0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value, end of year	$10.77		$9.89		$9.49		$7.97		$7.08

TOTAL RETURN (b)	8.90%		4.21%		19.19%		12.57%		(37.74% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$13,656		$13,229		$11,713		$11,316		$10,587

Ratios of expenses to average net assets:
Before expense reimbursement and reduced fees (c)	1.93%		1.91%		2.03%		2.08%		1.79%
After expense reimbursement and reduced fees (c)	1.50%		1.50%		1.50%		1.50%		1.50%

Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and reduced fees (c) (d)	(0.81%	)	(0.81%	)	(0.77%	)	(0.47%	)	(0.89% )
After expense reimbursement and reduced fees (c) (d)	(0.38%	)	(0.40%	)	(0.24%	)	0.11%		(0.60% )

Portfolio turnover	5%		24%		7%		10%		56%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.41	$14.53	$12.70	$10.08	$20.06

Income (loss) from investment operations:
Net investment income	0.15	0.10	0.09	0.13	0.28
Net realized and unrealized gains (losses) on investments	0.46	(1.14)	1.82	2.61	(9.47)
Total from investment operations	0.61	(1.04)	1.91	2.74	(9.19)

Less distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.08)	(0.12)	(0.33)
Distributions from net realized gains	—	—	—	—	(0.46)
Total distributions	(0.10)	(0.08)	(0.08)	(0.12)	(0.79)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$13.92	$13.41	$14.53	$12.70	$10.08

TOTAL RETURN (b)	4.60%	(7.22% )	15.07%	27.45%	(47.52% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$57,266	$61,262	$68,947	$89,449	$76,234

Ratios of expenses to average net assets (c)	1.50%	1.46%	1.45%	1.44%	1.29% (e)

Ratios of net investment income to average net assets (c) (d)	1.03%	0.63%	0.57%	1.23%	1.66% (e)

Portfolio turnover	4%	13%	4%	11%	34%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

(e)
Absent the recoupment of fees previously reduced and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.28% and the ratio of net investment income to average net assets would have been 1.68% for the year ended October 31, 2008 (Note 2).

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.80	$11.87	$11.11	$10.14	$13.93

Income (loss) from investment operations:
Net investment income	0.14	0.17	0.08	0.14	0.27
Net realized and unrealized gains (losses) on investments	0.47	(0.09)	0.83	1.15	(3.39)
Total from investment operations	0.61	0.08	0.91	1.29	(3.12)

Less distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.15)	(0.32)	(0.36)
Distributions from net realized gains	—	—	—	—	(0.31)
Total distributions	(0.17)	(0.15)	(0.15)	(0.32)	(0.67)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$12.24	$11.80	$11.87	$11.11	$10.14

TOTAL RETURN (b)	5.26%	0.62%	8.21%	13.16%	(23.44% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$117,272	$114,841	$135,287	$139,168	$136,999

Ratio of expenses to average net assets (c)	1.11%	1.09%	1.10%	1.06%	1.00%

Ratio of net investment income to average net assets (c) (d)	1.15%	1.48%	0.74%	1.46%	1.46%

Portfolio turnover	32%	31%	22%	27%	17%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS October 31, 2012

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of five series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios” and each, a “Portfolio”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century Opportunistic Portfolio and New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Adviser”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment adviser to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including exchange traded funds (“ETFs”), that emphasize investments in equities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, that emphasize investments in equities (domestic and foreign), fixed income securities (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century Opportunistic Portfolio is to provide capital growth, without regard to current income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equities (domestic and foreign), fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or other registered investment companies that seek to achieve growth.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equities and fixed income securities (foreign, worldwide, emerging markets and domestic).

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

The investment objective of New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, and closed-end funds, that emphasize alternative strategies.

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The Portfolios may also invest in closed-end investment companies, exchange-traded funds, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, exchange-traded funds and direct investments in securities are valued at market prices, as described in the paragraph below. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 (see pages 37 and 38) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term investments (those with remaining maturities of 60 days or less) may be valued at amortized cost which approximates market value.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2012:

New Century Capital Portfolio

	Level 1	Level 2	Level 3	Total
Investment Companies	$86,900,702	$—	$—	$86,900,702
Money Market Funds	358,471	—	—	358,471
Total	$87,259,173	$—	$—	$87,259,173

New Century Balanced Portfolio

	Level 1	Level 2	Level 3	Total
Investment Companies	$66,190,644	$—	$—	$66,190,644
Money Market Funds	1,301,528	—	—	1,301,528
Total	$67,492,172	$—	$—	$67,492,172

New Century Opportunistic Portfolio

	Level 1	Level 2	Level 3	Total
Investment Companies	$13,556,298	$—	$—	$13,556,298
Money Market Funds	115,177	—	—	115,177
Total	$13,671,475	$—	$—	$13,671,475

New Century International Portfolio

	Level 1	Level 2	Level 3	Total
Investment Companies	$56,576,520	$—	$—	$56,576,520
Money Market Funds	765,540	—	—	765,540
Total	$57,342,060	$—	$—	$57,342,060

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

New Century Alternative Strategies Portfolio

	Level 1	Level 2	Level 3	Total
Investment Companies	$111,814,026	$—	$—	$111,814,026
Structured Notes	—	4,586,860	—	4,586,860
Money Market Funds	967,876	—	—	967,876
Total	$112,781,902	$4,586,860	$—	$117,368,762

Refer to each Portfolio’s Schedule of Investments for a listing of the securities valued using Level 1 inputs. As of October 31, 2012, the Portfolios did not have any transfers in and out of any Level. In addition, the Portfolios did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2012. It is the Portfolios’ policy to recognize transfers into and out of any Level at the end of the reporting period.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of each Portfolio’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. This redemption fee applies to all shareholders and accounts; however, each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the years ended October 31, 2012 and 2011, proceeds from redemption fees totaled $0 and $0, respectively, for New Century Capital Portfolio, $545 and $326, respectively, for New Century Balanced Portfolio, $0 and $39, respectively, for New Century Opportunistic Portfolio, $179 and $1,213, respectively, for New Century International Portfolio and $5,870 and $618, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification method.

D.	Income Recognition

Interest, if any, is accrued on portfolio investments daily. Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-date.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital, New Century Opportunistic and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2012 and 2011 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
New Century Capital Portfolio
October 31, 2012	$—	$497,600	$497,600
October 31, 2011	$—	$—	$—
New Century Balanced Portfolio
October 31, 2012	$828,337	$—	$828,337
October 31, 2011	$941,153	$—	$941,153
New Century International Portfolio
October 31, 2012	$434,898	$—	$434,898
October 31, 2011	$374,706	$—	$374,706
New Century Alternative Strategies Portfolio
October 31, 2012	$1,636,766	$—	$1,636,766
October 31, 2011	$1,655,004	$—	$1,655,004

There were no distributions paid to shareholders of New Century Opportunistic Portfolio for the years ended October 31, 2012 and 2011.

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Adviser. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

(2)	INVESTMENT ADVISORY FEES, ADMINISTRATIVE AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has a separate Investment Advisory Agreement with the Adviser. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for each Portfolio, except for New Century Alternative Strategies Portfolio, are computed at an annualized rate of 1% on the first $100 million of average daily net assets and .75% of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of .75% of average daily net assets. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the Portfolios combined.

The Adviser has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage, acquired fund fees and extraordinary expenses) to an annual rate of 1.50% of average net assets for each of the Portfolios. The total expenses do not include a Portfolio’s proportionate share of expenses of the underlying investment companies in which such Portfolio invests. This contractual agreement is in place until March 1, 2013. For the year ended October 31, 2012, the Adviser reduced $59,114 of advisory fees for New Century Opportunistic Portfolio. No reduction was necessary for New Century Capital, New Century Balanced, New Century International or New Century Alternative Strategies Portfolios.

Any advisory fees reduced and/or any other operating expenses absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Portfolio’s current total operating expenses for such year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Adviser incurred the expense. During the year ended October 31, 2012, the Adviser did not recoup any fee reductions or expense reimbursements from New Century Opportunistic Portfolio. The Adviser has recouped all previous fee reductions and expense reimbursements for New Century Balanced, New Century International and New Century Alternative Strategies Portfolios. No fees have been reduced or expenses reimbursed for New Century Capital Portfolio.

As of October 31, 2012, the amounts available for reimbursement that have been paid and/or reduced by the Adviser on behalf of New Century Opportunistic Portfolio are $177,230. As of October 31, 2012, the Adviser may recapture a portion of such amounts no later than the dates as stated below:

	October 31, 2013	October 31, 2014	October 31, 2015
New Century Opportunistic Portfolio	$62,510	$55,606	$59,114

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

Fees paid by the Portfolios pursuant to an Administration Agreement with the Adviser to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the overseeing of the Portfolios’ affairs.

The Portfolios pay each Trustee who is not affiliated with the Adviser a $16,000 annual retainer, paid quarterly, and a per meeting fee of $4,750. The Portfolios will also pay each Trustee who is not affiliated with the Adviser a $4,750 special meeting fee if held independent of a regularly scheduled board meeting. Any Trustee who is affiliated with the Adviser does not receive compensation from the Portfolios at this time.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to .25% of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the year ended October 31, 2012, the Distributor received $210,582, $132,214, $34,391, $134,744 and $184,040 from New Century Capital, New Century Balanced, New Century Opportunistic, New Century International and New Century Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2012, the Distributor also received sales commissions and other compensation of $12,934, $33,674, $0, $11,331 and $107,785 in connection with the purchase of investment company shares by New Century Capital, New Century Balanced, New Century Opportunistic, New Century International and New Century Alternative Strategies Portfolios, respectively. The Distributor has voluntarily agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation.

Certain officers and Trustees of New Century are also officers and/or directors of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

(4)	INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the cost of purchases and the proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$6,060,981	$8,816,060	$685,852	$2,143,867	$36,319,331
Proceeds from sales of investment securities	$12,562,453	$10,553,947	$1,128,007	$8,235,758	$37,527,686

(5)	TAX MATTERS

It is each Portfolio’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended October 31, 2012, the following reclassification was made as a result of permanent differences between the financial statement and income tax reporting:

	Increase in Accumulated Undistributed Net Investment Income (Loss)	Decrease in Paid-in Capital
New Century Alternative Strategies Portfolio	$46,097	$46,097

This reclassification did not change the net assets of the Portfolio.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

The tax character of accumulated earnings at October 31, 2012 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$—	$182,511	$—	$603,122	$—
Net unrealized appreciation	20,760,109	12,170,885	3,245,057	15,761,869	10,850,732
Capital loss carryforwards	—	(690,036)	(1,451,461)	(3,800,017)	(8,104,512)
Undistributed long-term gains	4,174,449	—	—	—	—
Qualified ordinary late year losses	(47,114)	—	(52,333)	—	(32,060)
Total accumulated earnings	$24,887,444	$11,663,360	$1,741,263	$12,564,974	$2,714,160

The following information is based upon the federal income tax cost of investment securities as of October 31, 2012:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$66,499,064	$55,321,287	$10,426,418	$41,580,191	$106,518,030
Gross unrealized appreciation	$20,762,340	$12,357,395	$3,312,288	$16,856,399	$12,854,059
Gross unrealized depreciation	(2,231)	(186,510)	(67,231)	(1,094,530)	(2,003,327)
Net unrealized appreciation	$20,760,109	$12,170,885	$3,245,057	$15,761,869	$10,850,732

The difference between the federal income tax cost of portfolio investments and the financial statement cost for New Century Balanced, New Century Opportunistic and New Century Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended October 31, 2012, the following amounts of capital loss carryforwards were utilized to offset current year realized gains:

New Century Balanced Portfolio	$1,994,368
New Century Opportunistic Portfolio	$173,258
New Century International Portfolio	$1,093,436
New Century Alternative Strategies	$3,503,268

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

As of October 31, 2012, the Portfolios had the following capital loss carryforwards for federal income tax purposes:

Expires October 31,	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
2016 - short-term	$586,757	$1,451,461	$2,270,115	$—
2017 - short-term	—	—	1,529,902	6,273,490
2018 - short-term	103,279	—	—	1,831,022
	$690,036	$1,451,461	$3,800,017	$8,104,512

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after October 31, 2011 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net qualified ordinary late year losses, incurred after December 31, 2011 and within the taxable year, are deemed to arise on the first day of the Portfolios’ next taxable year. For the year ended October 31, 2012, the Portfolios intend to defer to November 1, 2012 for federal tax purposes qualified ordinary late year losses as follows:

New Century Capital Portfolio	$47,114
New Century Opportunistic Portfolio	$52,333
New Century Alternative Strategies Portfolio	$32,060

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2009 through October 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Portfolio identifies its major tax jurisdiction as U.S. Federal.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2012

(6)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

(7)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Management has proposed to the Board of Trustees (the “Board”) that the Trust reorganize the New Century Opportunistic Portfolio into the New Century Capital Portfolio. Management expects to recommend that the transaction be effective on or shortly before March 1, 2013. Due to the similar investment objectives of the New Century Opportunistic Portfolio and the New Century Capital Portfolio, and taking into account the size of the New Century Opportunistic Portfolio, Management believes a merger is in the best interest of all shareholders. Management plans to formally present this recommendation to the Board at the Board’s next regularly scheduled meeting in January, 2013. Management anticipates that if the Board approves the recommendation, the Board will call a Special Meeting of Shareholders of the New Century Opportunistic Portfolio to vote on the reorganization.

(8)	RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

NEW CENTURY PORTFOLIOS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
New Century Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio, each a series of shares of beneficial interest of New Century Portfolios (the “Portfolios”), as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 20, 2012

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. Each Trustee serves during his or her lifetime until such Trustee’s termination, or death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and principal officer of New Century:

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
*Wayne M. Grzecki, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 1951	Since 2010 1996 to 2011	Trustee President (CEO)	Portfolio Manager since 1995; Formerly, President, Chief Operating Officer and Director, Weston Financial Group, Inc.; and President, Director, and General Securities Principal Weston Securities Corporation (2005 to 2011).	5	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 1947	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	5	None
Roger A. Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 1930	Since 1989	Trustee	Retired.	5	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 1945	Since 1988	Trustee	Financial Consultant; Formerly Executive Director, Milford Housing Authority (2004 to 2009).	5	Director, The Milford National Bank & Trust Company since 1996.

*
Wayne M. Grzecki is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Grzecki is an interested person because he was an Officer of the Adviser and the Distributor and continues to be a portfolio manager of the Portfolios.

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 1973	Since 2011 Since 2002 2002 to 2011	President (CEO) Chief Compliance Officer Chief Financial Officer, Treasurer, Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, and General Securities Principal, Weston Securities Corporation.
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 1952	Since 1997	Vice President	Portfolio Manager since 2002; Managing Director, Chief Investment Officer, Secretary, Weston Financial Group, Inc.; Vice President, Secretary, Weston Securities Corporation.
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 1955	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Financial Operations Principal, Weston Securities Corporation.
Betsy H. Flaherty 100 William Street, Ste. 200 Wellesley, MA 02481 1982	Since 2011	Secretary	Assistant Vice President, Associate Compliance Officer, Weston Financial Group, Inc; Lead Operations Specialist II, Brown Brothers Harriman & Co.
Susan K. Arnold 100 William Street, Ste. 200 Wellesley, MA 02481 1959	Since 1998 1998 to 2011	Vice President, Assistant Treasurer
Portfolio Manager since 2011; Assistant Portfolio Manager 1998 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation

Andre M. Fernandes 100 William Street, Ste. 200 Wellesley, MA 02481 1978	Since 2011	Vice President
Portfolio Manager since 2011; Assistant Portfolio Manager 2002 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and New Century’s principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

NEW CENTURY PORTFOLIOS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Portfolios during the year ended October 31, 2012. During the year ended October 31, 2012, New Century Capital Portfolio paid a long-term capital gain distribution of $497,600. For the year ended October 31, 2012, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio intend to designate up to a maximum of $828,337, $434,898 and $1,636,766, respectively, as taxed at a maximum rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 2011 Form 1099-DIV.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, underlying fund fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2012) and held for the entire period (October 31, 2012).

The table below illustrates each Portfolio’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with an initial investment of $1,000 in each of the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited) (Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

New Century Capital Portfolio

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$998.30	$7.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.80	$7.41

*
Expenses are equal to the New Century Capital Portfolio’s annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

New Century Balanced Portfolio

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,018.90	$7.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.35

*
Expenses are equal to the New Century Balanced Portfolio’s annualized expense ratio of 1.45% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

New Century Opportunistic Portfolio

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$989.00	$7.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	$7.61

*
Expenses are equal to the New Century Opportunistic Portfolio’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited) (Continued)

New Century International Portfolio

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,005.10	$7.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	$7.61

*
Expenses are equal to the New Century International Portfolio’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

New Century Alternative Strategies Portfolio

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,007.40	$5.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.56	$5.63

*
Expenses are equal to the New Century Alternative Strategies Portfolio’s annualized expense ratio of 1.11% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston” and/or “Adviser”) serves as the investment adviser to each Portfolio of New Century Portfolios. The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees, including by a vote of majority of the Trustees who are not “interested persons” of the Portfolio (the “Independent Trustees”) cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” or “New Century”) held on September 20, 2012, the Board, including a majority of the Independent Trustees, voted in person to approve the continuance of each existing Investment Advisory Agreement (collectively, the “Advisory Agreements”) on behalf of each of the Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolios for an additional one-year period through October 31, 2013. In approving continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and their shareholders. The approval of the Advisory Agreements, including the advisory fees proposed in connection with the continuation of Agreements, was unanimous and thus was approved by a majority of the Independent Trustees and by a majority of the entire Board.

The Trustees were assisted in their review by the Chief Compliance Officer to the Trust, who reviewed all of the information presented to the Trustees. Additionally, the independent Trustees’ counsel prepared a written report discussing the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. In reaching their decision, the Board, advised by the Trustees’ independent counsel, took into account quantitative and qualitative information furnished to the Board throughout the year at regular Board meetings and Audit Committee meetings, as well as materials prepared specifically in connection with the annual review of the Advisory Agreements at the September 20, 2012 Board meeting (the “Meeting”). At such regular meetings, the Trustees typically received investment performance reports and related financial information concerning the Portfolios, brokerage commissions and execution reports provided by the Adviser, and information provided by the Portfolio Managers and their team of assistants and analysts covering the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives, among other reports.

The Trustees requested and received materials specifically relating to each Portfolio’s current Advisory Agreement in advance of the Meeting. The materials prepared for the Meeting included the following: (i) an expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio (as compared to each Portfolio’s respective Morningstar category and based on various ranges of assets under management); and (ii) expense analysis charts demonstrating fees, expenses and investment performance for each of the Portfolios

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

(as compared to comparable groups of funds and benchmarks as classified by Morningstar for the periods ended July 31, 2011 and July 31, 2012). In its discussion with the Chief Compliance Officer of the Trust, the Board was informed of her opinion that the information provided by Weston to the Trustees provided a reasonable basis for the Trustees to conclude that the investment advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to the Portfolios.

The Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2012. The Board based its approval on its evaluation of: (i) the nature, extent and quality of the services, historically, and expected to be, provided by Weston; (ii) Weston’s commitment to compliance and the policies and procedures maintained to monitor such compliance; (iii) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Portfolio; (iv) the costs of the services provided and the profits realized by the Adviser from its relationship with the Portfolios; (v) the extent to which economies of scale may be realized as each Portfolio’s assets grow; and, (vi) whether fee levels reflect any such economies of scales for the benefit of the Portfolios’ shareholders. Further, the Trustees believed the assurance that the proposed Advisory Agreements would provide a continuity of relationship for the Portfolios was a significant factor to be considered. In evaluating the various factors noted above, each Independent Trustee weighed each factor, relative to one-another, as he saw fit, and each Independent Trustee may have allocated different weight to each such factor.

The Trustees reviewed and discussed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board also stated that a long-term relationship with a capable, conscientious Adviser and personnel is in the best interest of shareholders and such shareholders have benefited from such continuity and Weston’s strong commitment to compliance. The Board noted its satisfaction with the Adviser’s personnel’s dedication and hard work. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s robust compliance program, and the Adviser’s role in coordinating such services and programs for the Trust. The Trustees specifically noted that Management has been exceptionally responsive to any issues raised by the Board and that the Trustees are satisfied with Management’s responses to the Trustees’ inquiries and with Management’s willingness to follow up on matters. The Trustees also expressed their pleasure with the strong relationship that has developed between the Board and the Trust’s Chief Compliance Officer and the newer officer’s to the Trust. The Trustees also took into consideration the belief that Weston is a quality firm with a reputation for moral integrity and honesty.

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board reviewed contractual investment advisory fee rates, including administrative fee and distribution fee rates, and considered each of the Portfolios’ management fees and total expense ratios individually and in comparison to a group of similarly managed funds with similar investment styles, investment objectives, asset sizes and Morningstar Categories. The Board also reviewed each of the Capital, Balanced, Opportunistic, International, and Alternative Strategies Portfolios’ net and gross expense ratios in comparison to a subset of fund-of-fund mutual funds with similar characteristics to the Portfolios.

The Board determined that the investment advisory fees charged by the Adviser to the Portfolios were within an acceptable range based on the average of the investment advisory fees charged on similar funds within the industry. The Board also reviewed the average total expense ratios of similar equity mutual funds within the industry. They discussed the Portfolios’ fixed expenses, such as the use of outside service providers for transfer agency, fund accounting and custodial services. It was also noted that the Trust, as a fund-of-funds complex, had a slightly different expense ratio structure than most other funds within the industry. The Board further determined that each Portfolio’s total expense ratio is within the acceptable range based on the indirect expenses each Portfolio incurs through their investments in underlying mutual funds.

The Trustees noted that the Capital, Balanced, Opportunistic and International Portfolios offer a breakpoint for assets in excess of $100 million, which could lower the investment advisory fees as assets increase. The Board also discussed the Adviser’s Operating Expense Agreement with the Portfolios. Pursuant to this Agreement, the Adviser has agreed to reduce fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets. Further, the Board was reminded that in January 2012 the Adviser agreed to extend the current Operating Expense Agreement through March 1, 2013.

The Board discussed each Portfolio’s performance, noting that the Portfolios have been performing competitively in the industry and that their returns, as well as their Morningstar ratings, have been satisfactory. The Board had noted that performance in the equity markets has been quite challenging, but are confident the Portfolios’ performance and assets will continue to improve. The Board expressed its satisfaction with the experience and performance of the Portfolio Managers, noting that the Portfolio Managers are clear with their investment strategies. Further, the Board noted that many funds-of-funds in the industry have the ability to select intra-family funds and therefore are able keep their expense ratios lower, and with this taken into consideration the Portfolios perform competitively.

The Trustees noted specifically that succession planning has been established with respect to the Adviser with the appointment of research analysts and Assistant Portfolio Managers to the Portfolios. It was noted that the Adviser has and intends to continue to keep the Trust and the Board informed on developments within the Adviser, on the officers and employees to whom the functions of the Trust will transition, and on the steps taken to assure the continuity of the effective relationships between the Trust and its Adviser.

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board next considered whether economies of scale are realized by the Adviser and its affiliates as the Portfolios’ assets increase and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board also noted that, with respect to four of the five Portfolios, economies of scale are shared with a Portfolio and its shareholders through management fee breakpoints so that as a Portfolio’s assets increase, its effective management fee rate decreases, and noted that the Alternative Strategies Portfolio’s lower fixed management fee rate of 0.75% from dollar one is equal to the lowest fee charged at the highest breakpoint for the other Portfolios and is not impacted by asset level. The Capital, Balanced, Opportunistic, and International Portfolios’ Agreements, as noted above, establish a management fee at the rate of 1.00% on the first $100 million of Portfolio net assets; and 0.75% on net assets in excess of $100 million, while the Alternative Strategies Portfolio’s Agreement provides a flat management fee rate of 0.75% on all assets. The Board confirmed that the Adviser may enjoy some economies of scale as a Portfolio’s assets grow but that these economies of scale are currently being shared equitably by the Adviser, its affiliates, and the Portfolios for the benefit of shareholders.

The Board also considered the extent of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Adviser and its affiliates received other compensation from its relationship with the Trust, such as administration fees for being fund administrator and distribution fees under a Rule 12b-1 plan. In addition, the Adviser receives other direct and indirect benefits in connection with its relationship with the Portfolios. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not unreasonable.

In its deliberation, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were considered irrelevant in a situation where the Independent Trustees were determining whether to re-approve the Advisory Agreements containing the same terms and conditions with an existing entity.

After considering all of the information described above, and in light of the totality of circumstances including the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Portfolio that the management fees charged for advisory and related services, as well as the Portfolios’ total expense ratios, were both fair and reasonable. Further, the Board noted the total fees and expenses of the Portfolios appear to be fair and reasonable with respect to other funds in the industry. The Trustees also noted that the breakpoints and expense limitation agreements demonstrated Weston’s strong commitment to the Trust and its shareholders.

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INVESTMENT ADVISER AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
US Bank, N.A.
Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics was amended, however; the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee’s co-financial experts are Roger Eastman and Michael Diorio.  Mr. Eastman and Mr. Diorio are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,500 and $57,500 with respect to the registrant’s fiscal years ended October 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,500 with respect to the registrant’s fiscal years ended October 31, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2012 and 2011, aggregate non-audit fees of $10,500 and $10,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant.  Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) New Century Portfolios

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 4, 2013

By (Signature and Title)*		/s/ Stephen G. DaCosta
Stephen G. DaCosta, Treasurer

Date	January 4, 2013

* Print the name and title of each signing officer under his or her signature.